SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: August 24, 2007

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite #600, Fort Myers, Florida	33901
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(239) 337-3434

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2007, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP (the “Buyer” and together with the Company, the “Parties”), pursuant to which the Company issued and sold to the Buyer (i) One Million Seven Hundred Seventy-Five Thousand Dollars ($1,775,000) of secured convertible debentures (the “Debenture”) which shall be convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and (ii) warrants to acquire up to Seventy-Five Million (75,000,000) additional shares of Common Stock (the “Warrants”). One Million Seven Hundred Seventy-Five Thousand Dollars ($1,775,000) was funded on August 27, 2007. In connection with the SPA, the Company paid, directly out of the proceeds of this funding, a commitment fee equal to ten percent (10%) of the purchase price, or One Hundred Seventy-Seven Thousand Five Hundred Dollars ($177,500) to Yorkville Advisors, LLC (“Yorkville”), a structuring fee equal to Twenty Thousand Dollars ($20,000) to Yorkville, and a non-refundable due diligence fee of Two Thousand Five Hundred Dollars ($2,500).

Interest accrues on the outstanding principal balance of the Debenture at an annual rate equal to fourteen percent (14%) through August 24, 2009. The Debenture is convertible into shares of Common Stock at the option of the Buyer, in whole or in part at any time and from time to time, after the Issuance Date (as defined in the Debenture) subject to certain limitations on conversion set forth therein. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of the Debenture to be converted by (y) the lesser of (i) $0.02 (subject to certain adjustments set forth in the Debenture) or (ii) eighty percent (80%) of the lowest volume weighted average price during the ten (10) trading days immediately preceding the date of conversion as quoted by Bloomberg, LP (the “Conversion Price”). The Company shall not effect any conversions of the Debenture and the Buyer shall not have the right to convert any portion of the Debenture or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the holder, together with any affiliate thereof, would beneficially in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. However, the Buyer may waive this provision (but only as to itself and not to any other holder) upon not less than sixty-five (65) days prior notice to the Company.

The Company, in its sole discretion, may redeem in cash any and all amounts owed under the Debenture prior to the maturity date of August 24, 2009 by providing the Buyer with ten (10) business days advance notice, provided that (i) the Common Stock is trading below the Conversion Price at the time of a redemption notice, (ii) no event of default has occurred, and (iii) a registration statement covering shares of Common Stock underlying the Debenture is effective. In the event of redemption, the Company shall pay a redemption premium equal to 20% of the principal amount redeemed.

The Warrant is exercisable through August 24, 2012 (the “Expiration Date”) at an exercise price of Two Cents ($0.02) per share. In no event shall the Buyer be entitled to exercise the Warrant for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Buyer and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date. However, the Buyer may waive this provision (but only as to itself and not to any other holder) upon not less than sixty-five (65) days prior notice to the Company.

The Debenture is secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, dated August 24, 2007, by and between the Parties and perfected pursuant to UCC-1 Financing Statements filed with the Delaware Department of State (the UCC Filing Section) on or about August 24, 2007 and with the Florida Secured Transaction Registry on or about August 24, 2007; and (b) certain Patent Collateral, as such term is defined in that certain Security Agreement (Patent), of even date with the SPA, by and between the Parties.

In connection with the SPA, the Parties executed a Registration Rights Agreement (the “Registration Rights Agreement”), of even date with the SPA, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated there under and applicable state securities laws. Pursuant to the terms of the Registration Rights Agreement, the Company is required to file a registration statement containing shares underlying the Debenture within 30 days of the date that the Buyer instructs the Company in writing to file such registration statement, and the Company shall use its best efforts to have such registration statement declared effective within 90 days of the filing date.

The Parties also executed Irrevocable Transfer Agent Instructions, of even date with the SPA, with Worldwide Stock Transfer, LLC, as transfer agent.

In connection with the SPA, the Parties also executed a repricing agreement (the “Repricing Agreement”) , of even date with the SPA, pursuant to which 427,000,000 warrants held by the Buyer were repriced as follows:

		Exercise	Exercise
	Shares	Price	Price
	Underlying	Before	After
Date of Original Issuance	Warrant	Repricing	Repricing
March 30, 2005	10,000,000	$0.04	$0.02
February 17, 2006	20,000,000	$0.04	$0.02
February 17, 2006	25,000,000	$0.04	$0.02
February 17, 2006	30,000,000	$0.04	$0.02
August 24, 2006	25,000,000	$0.04	$0.02
August 24, 2006	50,000,000	$0.04	$0.02
August 24, 2006	50,000,000	$0.04	$0.02
August 24, 2006	50,000,000	$0.05	$0.02
December 29, 2006	42,000,000	$0.06	$0.02
March 27, 2007	125,000,000	$0.04	$0.02
Total	427,000,000

In addition, pursuant to the terms of the Repricing Agreement, the fixed conversion price was reduced to Two Cents ($0.02) with respect to (i) that certain Secured Convertible Debenture, dated August 24, 2006, in the principal amount of Five Million Dollars ($5,000,000), (ii) that certain Secured Convertible Debenture, dated December 29, 2006, in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), (iii) that certain Secured Convertible Debenture, dated March 27, 2007, in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), and (iv) that certain Series C Convertible Preferred Stock, dated February 17, 2006, in the principal amount of Twenty-Two Million Dollars ($22,000,000) shall be reduced to $0.02 per share.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits No. Description:

Exhibit No.	Item	Location

Exhibit 10.1	Securities Purchase Agreement, dated August 24, 2007, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.2	Registration Rights Agreement, dated August 24, 2007, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.3	Secured Convertible Debenture, dated August 24, 2007, issued by the Company to YA Global Investments, L.P.	Provided herewith
Exhibit 10.4	Irrevocable Transfer Agent Instructions, dated August 24, 2007, by and among the Company, YA Global Investments, L.P. and Worldwide Stock Transfer, LLC	Provided herewith
Exhibit 10.5	Warrant, dated August 24, 2007, issued by the Company to YA Global Investments, L.P.	Provided herewith
Exhibit 10.6	Repricing Agreement, dated August 24, 2007, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.7	Security Agreement, dated August 24, 2007, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.8	Security Agreement (Patent), dated August 24, 2007, by and between the Company and YA Global Investments, L.P.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2007	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ William J. Hoffman
	Name:	William J. Hoffman
	Its:	Chief Executive Officer